SECURITIES AND EXCHANGE COMMISSION

                    SCHEDULE 14A INFORMATION



   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No. 1)


Filed by Registrant          [ X]
Filed by a Party Other than Registrant [    ]

Check the Appropriate Box:
[    ]    Preliminary Proxy Statement   [    ]    Confidential,
for Use of the Commission Only
                              (as permitted by Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to Exchange Act Rule 14a-
11(c) or 14a-12

                  ALPHA HOSPITALITY CORPORATION
        (Name of Registrant as Specified In Its Charter)

                         Not applicable
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)


Payment of Filing Fee (Check the appropriate box):
     [ x ]   No Fee Required.
     [    ]   Fee computed on table below per Exchange Act Rules
14a-6(i)(l) and 0-11.

1)   Title of each class of securities to which transaction
applies:
2)   Aggregate Number of Securities to which transaction applies:
3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act
     Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:
     [  ]      Fee paid previously with preliminary materials.
     [  ]      Check box if any part of the fee is offset as
     provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
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     4)   Date Filed:

                Copies of all communications to:

                       Robert H. Friedman
         Olshan Grundman Frome Rozenzweig & Wolosky LLP
                         505 Park Avenue
                           16th Floor
                    New York, New York 10022

                  ALPHA HOSPITALITY CORPORATION
                      707 Skokie Boulevard
                            Suite 600
                      Northbrook, IL 60062

                NOTICE OF MEETING OF STOCKHOLDERS
                  TO BE HELD ON MARCH 25, 2003

To the Stockholders of Alpha Hospitality Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Stockholders of Alpha Hospitality Corporation (the "Company"), a Delaware corporation, will be held at The Roosevelt Hotel, Madison Avenue & 45th Street, New York, New York on
Tuesday, March 25, 2003, at 11:00 a.m. local time for the following purposes:

     (1) to elect eight (8) members to the Company's Board of Directors;

     (2) to approve the grant of options to purchase up to an aggregate of 200,673 additional shares of the Company's common stock, at an exercise price of $2.12 per share, to each of Robert Berman and Scott Kaniewski pursuant their employment agreements, as amended; and

      (3) to transact any such other business as may properly come before the Meeting or any postponement or adjournment thereof.

     The Board of Directors of the Company has fixed February 14, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

      You are requested to fill in, date and sign the enclosed proxy card(s), which are being solicited by the Company's Board of Directors. Submitting a proxy will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation costs. You may revoke your proxy at any time before it is voted at the Meeting.

      ALL  STOCKHOLDERS  ARE  CORDIALLY  INVITED  TO  ATTEND  THE
MEETING.   YOUR VOTE IS IMPORTANT.  TO ENSURE YOUR REPRESENTATION
AT  THE  MEETING,  PLEASE COMPLETE, SIGN AND PROMPTLY  MAIL  YOUR
PROXY IN THE RETURN ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ Robert A. Berman                    /s/ Thomas W. Aro
Robert A. Berman                             Thomas W. Aro
Chairman  of the Board                       Vice President
and Chief Executive Officer			   and Secretary

February 21, 2003

                  ALPHA HOSPITALITY CORPORATION
                      707 SKOKIE BOULEVARD
                            SUITE 600
                      NORTHBROOK, IL 60062
                       __________________

                         PROXY STATEMENT
                       __________________
                  ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 11:00 A.M. AT THE ROOSEVELT HOTEL, MADISON AVENUE &
                          45TH STREET,
              NEW YORK, NEW YORK ON MARCH 25, 2003

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alpha Hospitality Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") and at all adjournments and postponements thereof. The Meeting is to be held at 11:00 a.m. local time at The Roosevelt Hotel, Madison Avenue & 45th Street, New York, New York on March 25, 2003. This Proxy Statement, with the accompanying Notice of Meeting and form of proxy, are first being sent to stockholders on or about February 25, 2003.

      A proxy card is enclosed. Even if you plan to attend the Meeting in person, you should date, sign and return the enclosed proxy card as soon as possible to be sure that your shares will be voted at the Meeting. A postage prepaid envelope has been provided for your convenience. Please note that even after submitting your proxy card, you can revoke it and/or change your vote prior to the Meeting as described below.

     The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any solicitation of the holders of the Company's outstanding shares of Common Stock or Series B Preferred Stock is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Purpose of the Meeting

      At the Meeting, the Company's stockholders will be asked to consider and vote upon the following matters: (i) a proposal to elect eight (8) members to the Board of Directors; (ii) the proposal to grant options to purchase up to an aggregate of 200,673 shares of the Company's common stock, at an exercise price of $2.12 per share, to each of Robert Berman, the Company's Chairman and Chief Executive Officer and Scott Kaniewski, the Company's Chief Financial Officer and a Director (the "Plan"); and (iii) such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Voting and Solicitation of Proxies

      All shares of Common Stock and Series B Preferred Stock represented at the Meeting by properly executed proxies, unless received after the vote at the Meeting or previously revoked as described below, will be voted in accordance with the instructions thereon, or where a properly signed proxy is returned and no instructions are given, FOR (1) the election of all director nominees and (2) the approval of the Plan. If any other matter should come before the Meeting, or any nominee is not available for election, the person(s) named a proxy will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable. At this time, the Company does not know of any matters that may properly come before the Meeting other than the proposals described in this Proxy Statement.

     Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company (707 Skokie Boulevard, Suite 600, Northbrook, IL 60062 either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy).

Shares Entitled to Vote

      The close of business February 14, 2003 has been fixed as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 4,928,117 shares of Common Stock, 44,258 shares of Series B Preferred Stock issued and outstanding and entitled to vote and 1,730,696 shares of the Company's Series E Preferred Stock issued and outstanding, however Series E Preferred Stock has no voting rights. .

      Each share of Common Stock entitles the holder thereof to one vote, and each share of Series B Preferred Stock entitles the holder thereof to eight-tenths (.8) of a vote. Accordingly, a total of 4,963,523 votes may be cast at the Meeting. The holders of shares of Common Stock and Series B Preferred Stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding shares of Common Stock and Series B Preferred Stock, present in person or represented by proxy at the Meeting, constitute a quorum.

      A broker who holds shares in "street name" will not be entitled to vote without instructions from the beneficial owner
of  such  shares.   This inability to vote is referred  to  as  a
broker non-vote. Stockholder abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum at the Meeting.

Vote Required

      If a quorum is present at the Meeting, either in person  or by  proxy,  then  a  simple majority of the votes  cast  will  be sufficient  to  (1)  elect the eight director  nominees  and  (2)
approve the Plan.

Shares Committed

       The Company has been advised by various members of management and the Board and others who, in the aggregate, hold or otherwise have voting power with respect to 2,855,033 shares of Common Stock (representing approximately 57.52% of the shares of Common Stock outstanding) that they intend to vote such shares in favor of (1) each director nominee and (2) approval of the Plan. If the shares of Common Stock are voted, as management has been advised they will be, in favor of each of each proposal, approximately 2,855,033 of the total votes eligible to be cast at the Meeting will be voted in favor of each proposal. As a result, each proposal will be approved notwithstanding the manner in which votes are cast by holders of any other shares of the Company's capital stock.

No Appraisal Rights

      Under the General Corporation Law of the State of Delaware, stockholders of the Company do not have appraisal rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Meeting.

OWNERSHIP OF SECURITIES

     The following table sets forth certain information regarding the beneficial ownership of the Company's shares of Common Stock as of February 20, 2003 by all those known by the Company to be beneficial owners of more than 5% of its Common Stock, each director, each executive officer and all directors and executive officers of Alpha as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock indicated as being beneficially owned by them. Unless otherwise indicated, the address of each stockholder, director and executive officer listed below is c/o Alpha Hospitality
Corporation,   707  Skokie  Boulevard,  Suite  600,   Northbrook,
Illinois 60062.


Title  of  Class    Name and Address      No. of      Percent
                                          Shares(1)   of Class(2)

Common Stock      Robert A. Berman (3)     2,850,500      56.72%
$.01 par value    Scott A. Kaniewski (4)     128,962       2.57
                  Thomas W. Aro (5)           50,000          *
                  Paul deBary (6)             66,103       1.34
                  Thomas P. Puccio (7)        19,000          *
                  William W. Hopson (8)       20,500          *
                  Morad Tahbaz (9)            17,500          *
                  Jay A. Holt (10)            19,000          *

                  Bryanston Group,
                    Inc.(11)               2,326,857      47.22
                    1886 Route 52
                    Hopewell Junction, N.Y.

            All Current Officers and Directors
               as a group without duplicating
               shared beneficial interest
               (8 persons)
               (3,4,5,6,7,8,9,10)          3,200,065      57.52%

Preferred Stock,  BP Group, Ltd.(12)          44,258     100.00
Series B            8306 Tibet Butler Dr.
$29.00              Windemere, Fl
liquidation
value


* less than 1%

       (1) Except as noted below, each person exercises sole voting and dispositive power with respect to the shares reflected in the table, except for those shares of Common Stock that are issuable upon the exercise of options. Includes shares of Common Stock that may be acquired upon exercise of options or conversion of convertible securities that are presently exercisable or convertible or become exercisable or convertible within 60 days.

        (2) Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such owner (but not those held by any other owner) and that are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

     (3) Consists of 390,127 shares owned by Robert A. Berman, 97,516 shares issuable upon the exercise of options, 2,326,857 shares owned by Bryanston Group, Inc. ("Bryanston") and 66,000 shares owned by Beatrice Tollman (with respect to such shares owned by Bryanston and Beatrice Tollman, Robert A. Berman has exclusive voting rights for a three year period under the Bryanston Recapitalization Agreement (defined below)). Robert A. Berman disclaims beneficial ownership of any of the shares owned by Bryanston and Beatrice Tollman for any purpose other than voting. Debbie N. Berman, the wife of Robert A. Berman has sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of 4,090 shares. Robert A. Berman disclaims beneficial ownership of such shares. Debbie N. Berman and Philip Berman, the brother of Robert A. Berman are co-trustees for the Berman Family Trust, which owns 12,272 shares and have joint power to vote or to direct the vote and joint power to dispose or to direct the disposition of the shares. Robert A. Berman disclaims beneficial ownership of such shares.

     (4) Consists of 1,440 shares owned by Scott A. Kaniewski, 28,506 shares owned by the Kaniewski Family Limited Partnership, which he is the general partner and a 1% limited partner (with respect to which Mr. Kaniewski has sole voting and disposition rights) and 99,016 shares issuable upon the exercise of options. Scott A. Kaniewski disclaims beneficial ownership of the 28,221 shares owned by the Kaniewski Family Limited Partnership for any other purposes other than voting and dispositive powers. Does not include 34,552 shares owned by the KFP Trust whose sole trustee is Stacey B. Kaniewski, the wife of Scott A.
     Kaniewski. Stacey B. Kaniewski has sole power to vote or direct the vote and sole power to dispose or direct the disposition of these shares. Scott A. Kaniewski disclaims beneficial ownership of the shares owned by the KFP Trust.

     (5) Includes 50,000 shares of Common Stock issuable upon the exercise of options granted to Thomas W. Aro, all of which options are currently exercisable.

     (6)  Includes 42,103 shares owned by Paul deBary and  19,000 shares of Common Stock issuable upon the exercise of options granted, all of which options are currently exercisable.

     (7) Consists of 19,000 shares of Common Stock issuable upon the exercise of options granted to Thomas P. Puccio, all of which options are currently exercisable.

     (8) Consists of 20,500 shares of Common Stock issuable upon the exercise of options granted to William W. Hopson, all of which options are currently exercisable.

     (9) Consists of 17,500 shares of Common Stock issuable upon the exercise of options granted to Morad Tahbaz, all of which options are currently exercisable.

     (10) Consists of 19,000 shares of Common Stock issuable upon the exercise of options granted to Jay A. Holt, all of which options are currently exercisable.

     (11) Robert A. Berman has exclusive voting rights for Bryanston shares for a three year period under the Bryanston Recapitalization Agreement. Robert A. Berman disclaims beneficial ownership of any of the Bryanston shares for any purpose other than voting.

     (12) On May 17, 1998, the Company declared a dividend of approximately 8,600 shares of Common Stock to BP Group, Ltd ("BP") with respect to, and in lieu of the cash dividend accrued on, the outstanding shares of Series B Preferred Stock held by BP in 1997. Such shares of Common Stock were issued on January 5, 1999. In addition, during 2000, the Company declared and issued to BP approximately 2,400 and 11,100 additional shares of common stock in lieu of the cash dividend payable with respect to BP's shares of Series B Preferred Stock for the 1999 and 1998 calendar years, respectively. In April 2001, the Company declared and issued dividends for the 2000 year with respect to BP's shares of Series B Preferred Stock amounting to 17,061 shares of common stock. In February 2002, the Company declared and issued dividends for the 2001 year with respect to BP's shares of Series B Preferred Stock amounting to 12, 995 shares of common stock. Patricia Cohen is the sole stockholder of BP. This table does not include 35,406 shares of common stock issuable upon conversion of 44,258 shares of Series B Preferred Stock owned by BP. All of such shares of Preferred Stock are currently convertible into shares of common stock.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

      The Company's By-Laws currently provide that the number of directors constituting the entire Board of Directors shall consist of not more than eight (8) to be elected at each Annual Meeting of Shareholders of the Company. Pursuant to Proposal No. 1, the nominees listed below have been nominated to serve as directors (subject to their respective earlier removal, death or resignation) until the 2004 Annual meeting of Shareholders and until their successors are elected and qualified. Unless such authority is withheld, proxies will be voted for the election of the persons named below, who are all now serving as directors and each of whom has been designated as a nominee. If, for any reason not presently known, any person is not available to serve as director, another person who may be nominated will be voted for in the discretion of the proxies.

REQUIRED VOTE

      If a quorum is present at the Meeting, either in person or by proxy, directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be counted.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
              THE ELECTION OF EACH OF THE NOMINEES.

     The following table sets forth for each director nominee.


                        YEAR FIRST
                         ELECTED
NAME                AGE  DIRECTOR       POSITION
Robert A. Berman    43    2002     Chairman of the Board,
                                   Chief Executive
                                   Officer and Director
Thomas W. Aro       60   1994      Vice President,
                                   Secretary and Director
Scott A. Kaniewski  39   2002      Chief Financial Officer and
                                   Director
Paul deBary         56   2002      Director
William Hopson      58   2002      Director
Thomas P. Puccio    58   2002      Director
Morad Tahbaz        46   2003      Director
Jay Holt            57   2003      Director


      Robert Berman has been a private investor for the past fifteen years. As Managing Director of Watermark Investments
Limited  from  1994  to  2000, he oversaw  a  number  of  private partnerships investing in real estate, technology and basic industries. From 1998 to 1999, Mr. Berman was a Vice Chairman and Director of Executone Information Systems, a telecommunications company. From 1995 to 1999, he served as Chairman of the Board and Chief Executive Officer of Hospitality Worldwide Services, Inc., a hotel services company with average annual sales above $150 million. Mr. Berman has served as a director and Chief Executive Officer of the Company since February 2002.

      Thomas W. Aro has served as a Director of the Company since February 1, 1994, and as Vice President of the Company since its formation in 1993 and as Secretary of the Company since May 1998. Mr. Aro also serves as Chief Operating Officer of the Company's gaming subsidiaries and has over 30 years experience in the hospitality and gaming industries. Mr. Aro received his BS from the University of Arizona and is a certified public accountant.

     Scott Kaniewski, who has served as a director of the Company since February 2002 and the Chief Financial Officer of the Company since May 2002, was a director of Watermark Investments Limited from 1995 to 2000. From 1995 to 1999, he served as a Director of Hospitality Worldwide Services, Inc. and President of its real estate advisory group from 1998 to 1999. From 1989 to 1995, he held several positions with VMS Realty Partners, a real estate investment and development company, including Vice President of Hotel Investments. Mr. Kaniewski received his BS from Indiana University and is a certified public accountant.

      Paul deBary is a Managing Director at Marquette deBary Co., Inc., a New York based broker-dealer, where he serves as a financial advisor for state and local government agencies, public and private corporations and non-profits. Prior to assuming his current position, Mr. deBary served as Managing Director in the Public Finance Department of Prudential Securities from 1994 to 1997. He was a partner in the law firm of Hawkins, Delafield & Wood in New York from 1975 to 1994. Mr. deBary received an AB in 1968, and MBA and JD in 1971 from Columbia University. He is a member of the American Bar Association, the New York State Bar Association, the Association of the Bar of the City of New York and the National Association of Bond Lawyers and serves a President and as a Director of the Society of Columbia graduates. He is a limited partner with a 2.97% interest in Watertone Holdings, LP. Mr. deBary has served as a director of the Company since March 2002.

      William W. Hopson, who has served as a director of the Company since March 2002, is a partner in the law firm of Stites & Harbison in Atlanta, Georgia. From 1991 to 1999, Mr. Hopson was a partner with the firm of Stephens, Humphries & White, LLP. He served as President and Chairman of the Board of Pace Construction from 1987 to 1991, was the Executive Vice President of The Beck Company from 1984 to 1986, Executive Vice President Development and Construction with W.B. Johnson Properties (Ritz-Carlton) from 1981 to 1984 and Executive Vice President/Eastern Division Manager for Henry C. Beck Company from 1968 to 1981. Mr. Hopson received his BBC in 1967 from Auburn University and his JD in 1991 from Georgia State University. He is a member of the Associated General Contractors, American Bar Association, Associated Builders and Contractors, Georgia Bar Association and the American Trial Lawyers.

     Thomas P. Puccio, who has served as a director of the Company since December 2002, practices law in his own firm in New York City. Prior to forming his own firm, he was practice area administrator and senior partner at Milbank Tweed Hadley and McCoy, a corporate law firm with headquarters in New York, and prior thereto a partner at Stroock & Stroock & Lavan in its New York office. He is a member of several federal district and circuit courts, the Supreme Court of the United States, and the New York and District of Columbia bars. Mr. Puccio served with the United States Department of Justice for thirteen years in various capacities including Chief of the Criminal Division and Executive Assistant U.S. Attorney in the Eastern District of New York and Chief of the New York Federal Organized Crime Strike Force. In private practice Mr. Puccio has represented numerous "Fortune 500" corporations, unions and individuals in a wide variety of litigation matters. He currently serves as Trustee of Local 295 of the International Brotherhood of Teamsters, having been appointed by Eastern District Federal Judge Eugene Nickerson as a result of a civil RICO case brought by the United States Attorney's Office in the Eastern District.

       Morad  Tahbaz  was  named a director  of  the  Company  on
February 15, 2003. Mr. Tahbaz is currently the president of Catskill Development, LLC ("Catskill"). Mr. Tahbaz also serves on the board of directors of Air Methods Corporation (NASD:AIRM) since he was elected in 1994. He is a co-founder and General Partner of Americas Partners, an investment and venture capital firm. Mr. Tahbaz serves as a Managing Director of Americas Tower Partners, the developer of Americas Tower, a one million square foot, 50-story office tower in New York City. Since 1983, Mr. Tahbaz has also served as Senior Vice President of The New York Land Company, a real estate acquisitions and development firm.
From 1980 to 1982, he was the Project Manager for Colonial Seaboard, Inc., a residential development company in New Jersey. Mr. Tahbaz received his Bachelor's Degree in Philosophy and Fine Arts from Colgate University and attended the Institute for Architecture and Urban Studies in New York City. He holds a
Master's Degree in Business Administration from Columbia University Graduate School of Business. Mr. Tahbaz lectured on real estate development and finance at the Columbia Graduate School of Business from 1984 to 1988.

      Jay Holt was named director of the Company on February 20, 2003. Mr. Holt is currently a corporate finance and business development consultant. Prior to his current role, Mr. Holt served as the former head of the Structured and Project Finance Department of Deutsche Bank from 1990 to 1995. He was a partner at the law firm of Hawkins, Delafield & Wood in New York City from 1978 - 1988. During 1975 - 1977, Mr. Holt also served as a fiscal aide to New York State Governor Hugh L. Carey during the New York City financial crisis. Mr. Holt received a BA from Baylor University and his JD from New York University.

Committees and Meetings of the Board of Directors

      The Board has two committees - the Audit Committee and the Compensation/ Stock Option Committee.

      The Audit Committee, which is comprised of Paul deBary, William Hopson and Jay Holt, is responsible for reviewing, with both the Company's independent certified public accountants and management, the Company's accounting and reporting principles, policies and practices, as well as the Company's accounting, financial and operating controls and staff. Each of Messrs. deBary, and Holt is independent from the Company, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. The Audit Committee has reviewed and discussed the audited financial statements of the Company with management, has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. Additionally, the Audit

Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. The Board of Directors has adopted a written charter for the Audit
Committee, a copy of which was sent to stockholders in 2001. Stockholders may obtain a copy of the Audit Committee charter, free of charge, by writing to the Company's Comptroller at c/o Alpha Hospitality Corporation, 707 Skokie Boulevard, Northbrook, IL 60062, or calling him at (847) 418-3804.

      The Compensation/Stock Option Committee, which is comprised of Scott Kaniewski, Thomas Aro and William Hopson is responsible for establishing and reviewing the appropriate compensation of directors and officers of the Company, for reviewing employee compensation plans and for considering and making grants and awards under, and administering, the Company's 1993 and 1998 Stock Option Plans. There were no meetings of the committee during 2002.

      During the 2002 fiscal year, there were two formal meetings of the Company's Audit Committee. During such fiscal year, there was also five meetings of the Board (2/12/02, 3/25/02, 5/23/02, 8/13/02 and 8/21/02, at which all of the Directors were present, and there were eight unanimous written consents of the Board (1/31/02, 2/4/02, 3/12/02, 4/1/02, 7/24/02, 7/25/03, 11/26/02 and
12/16/02).

Employment Agreements

      On February 12, 2002 the Company entered into employment agreements with each of Robert Berman and Scott Kaniewski, providing for annual salaries of $300,000 and $200,000, respectively, (which are subject to deferral under certain circumstances and have been deferred to date) and options to purchase, at an exercise price of $17.49 per share, up to an aggregate of 95,016 shares of the Company's Common Stock, which number of shares are subject to increase to an aggregate of up to 295,689 upon shareholder approval. These options originally vested over a three year period. One third of the option shares vest eighteen months from the date of closing or September 12, 2003, an additional one third vested twenty-four months from the date of closing or March 12, 2004 and the balance fully vested on March 12, 2005. On January 9, 2003, the Board modified the employment agreements of each of Robert Berman and Scott Kaniewski. The modifications, among others, include the immediate vesting of the options under their respective employment agreements and a reduction in the exercise price to $2.12 per share. The Board determined that the purpose of the stock options were not being adequately achieved with respect to these employees holding unvested options that were exercisable at prices above current market value and that it was in the best interests of the Company and its shareholders that the Company retain and motivate such employees. The current employment contracts are for a fixed period of 36 months without provisions for renewal stipulated.

Certain Relationships and Related Transactions

Watertone

      In March 2002, the Company closed its transaction with Watertone Holdings, LP ("Watertone") providing for the acquisition of 47.5% of Watertone's economic interests in the casino and racetrack business components of the business of Catskill Development, L.L.C. ("Catskill"). Messrs. Berman and Kaniewski are principals in Watertone and Mr. DeBary has a minority and non-controlling interest in Watertone.

      As a result of the acquisition, the Company's interest in any net revenues derived from Catskill's casino business increased effectively from 40% to approximately 49% and its interest in net revenues derived from the racetrack increased effectively from 25% to approximately 37%. In consideration for such economic interests, the Company has issued 575,874 shares of its Common Stock.

      Mr. Robert Berman, the Company's Chairman of the Board and Chief Executive Officer, beneficially owns 389,527 shares of the Company's stock received by Watertone. Mrs. Debbie Berman, Robert Berman's wife, and the children of Robert Berman beneficially owns 4,090 shares and 12,272 shares, respectively. Each of Robert Berman, Debbie Berman and the children of Robert Berman disclaims beneficial ownership of such shares owned by the other of them.

      Mr. Scott Kaniewski, the Company's Chief Financial Officer and a Board Member, beneficially owns 1,725 shares of the Company's stock received by Watertone. Mrs. Stacey Kaniewski, Scott Kaniewski's wife, and the children of Scott Kaniewski beneficially own 16,819 and 45,954 shares, respectively. Each of Scott Kaniewski, Stacey Kaniewski and the children of Scott Kaniewski disclaims beneficial ownership of such shares owned by the other of them.

Bryanston

      Bryanston Group, Inc. ("Bryanston"), a major shareholder of the Company is 50% owned by Beatrice Tollman, former Chairman Stanley S. Tollman's spouse. On June 26, 1996, Bryanston converted the amount due on a working capital loan (approximately $19,165,000) made by Bryanston to the Company into shares of the Company's Series B Preferred Stock. The Company was charged a 5% transaction fee by Bryanston (approximately $958,000), which was also converted into shares of Series B Preferred Stock. The conversion was effective June 26, 1996, and the total of approximately $20,123,000 was converted into 693,905 shares of Series B Preferred Stock based on the fair market value of a share of Common Stock on the date of conversion ($3.625).

     Each share of outstanding Series B Preferred Stock (i) has a liquidation value of $29.00 per share; (ii) has a cash dividend rate of 10% of the liquidation value, which rate increases to 13% of the liquidation value if the cash dividend was not paid within 30 days of the end of each fiscal year and in such event is payable in shares of Common Stock; and (iii) is convertible into ..8 shares of Common Stock. On December 17, 1997, the Company declared a 1996 dividend payable to Bryanston in approximately 73,000 shares of Common Stock, which were issued in April 1998. On May 12, 1998, the Company declared a 1997 dividend payable to Bryanston in approximately 151,900 shares of Common Stock, which
were  issued  on  January  5, 1999.   During  2001,  the  Company
declared and issued 42,600 and 183,100 additional shares of Common Stock in lieu of cash dividends payable with respect to Bryanston's shares of Series B Preferred Stock for the 1999 and 1998 calendar years, respectively. In April 2001, the Company declared and issued dividends for the 2000 year with respect to Bryanston's shares of Series B Preferred Stock amounting to 299,610 shares of Common Stock. In February 2002, the Company declared and issued dividends for the 2001 calendar year with respect to Bryanston's shares of Series B Preferred Stock amounting to 241,202 shares of common stock. In addition, in February 2002, Bryanston converted its shares of Series B Preferred Stock into 621,790 shares of Common Stock.

      On June 30, 1998, the Company restructured its existing obligations to Bryanston by extinguishing its notes payable of $7,800,000, $1,399,000 and $432,000 plus accrued interest on the notes aggregating $3,098,000, in exchange for the issuance of Series C Preferred Stock, and a $3,000,000 mortgage note on the Company's idle gaming vessel located in Mobile, Alabama. Upon contribution of the idle gaming vessel in July 1999 to Casino Ventures, the $3,000,000 mortgage note was converted to a promissory note. The Series C Preferred Stock had voting rights of 2.4 votes per preferred share, was convertible into 2.4 shares of Common Stock and carried an annual dividend of $5.65 per share. In addition, the terms of the preferred shares included a provision allowing the Company the option of calling the preferred shares based upon the occurrence of certain capital events that realize a profit in excess of $5,000,000. In January 2002, the Company declared and issued dividends for the 1998, 1999, 2000 and 2001 years with respect to Bryanston's shares of Series C Preferred stock amounting to a total of 161,128 shares of Common Stock. In addition, in February 2002, Bryanston converted its shares of Series C Preferred Stock into 324,389 shares of Common Stock. Additionally, in January 2002, in extinguishment of the remaining balance of $1,448,773 of principal and interest on the aforementioned $3,000,000 promissory note on the Company's idle gaming vessel and an additional $455,151 liability pertaining to a transfer of a portion of Bryanston's interest in Catskill to the Company, Bryanston received 237,991 shares of Common Stock.

      During 2001 and 2002, Bryanston advanced $2,593,349 to  the
Company, which was due on demand and accrued interest at a rate of 8% per annum. In April 2002, the Company repaid $1,250,000.

       On December 10, 2002, the Company executed an agreement with Bryanston and certain other affiliates (the "Bryanston Recapitalization Agreement") regarding certain obligations due from and claims against the Company. The Company's remaining indebtedness to Bryanston was $1,570,126. The Company also owed Stanley Tollman ("Tollman"), the Company's former Chairman, $1,528,167 and Monty Hundley ("Hundley"), the Company's former President, $266,667 in deferred compensation. The parties agreed to release the Company from all claims in exchange for shares of the Company's Series E Preferred Stock having a total aggregate liquidation value of $3,364,960. The Series E Preferred Stock is non-voting and non-convertible, has no fixed date of redemption or liquidation, and provides for cumulative dividends at 8% per annum. Dividends to holders of the Company's Common Stock and other uses of the Company's net cash flow are subject to priorities for the benefit of the Series E Preferred Stock. The Series E Preferred Stock is subject to redemption at the option of the Company at any time at a price equal to its liquidation value plus accrued dividends to the date of redemption.

     Included in the Bryanston Recapitalization Agreement was the acquisition of Bryanston's remaining interests in Catskill, including its voting membership interest and preferred capital account. Bryanston agreed to transfer such interests and release the Company from all claims in exchange for additional shares of Series E Preferred Stock with an aggregate liquidation value of $13,942,000. The agreement also grants the Company the option at any time, without notice, to purchase or redeem all or any portion of (i) the Series E Preferred Stock issued to Bryanston, Tollman and Hundley as described above, at a price equal to the liquidation value, plus accrued dividends to the date of redemption and (ii) subject to shareholder approval, Bryanston's Common Stock at a price of $2.12 per share. This agreement covers all the newly issued Series E Preferred Stock and all 2,326,857 shares of Common Stock currently owned by Bryanston. In lieu of any such purchase or redemption in cash, the Company has the right to purchase or redeem the Bryanston Common Stock and Preferred Shares, as a whole or in part at any time, upon the delivery of a subordinated promissory note to each party for the purchase price of the number of shares then being redeemed. Such promissory note is to be unsecured, bear interest at the rate of 7% per annum, and is payable in fixed installments commencing on January 15, 2004 through maturity on January 15, 2006. The
Company has also entered into a similar agreement to redeem 66,000 shares of the Company's Common Stock from Beatrice Tollman at a price of $2.12 per share. Bryanston and Beatrice Tollman have also granted a three year, irrevocable proxy to vote all of the shares of Common Stock held by them, but now subject to redemption, with full powers of substitution and revocation, to Robert Berman, the Company's Chief Executive Officer.

     Morad Tahbaz, a director of the Company, is the President of Catskill Development, LLC. On February 4, 2003, the Company entered into a Letter of Intent with Catskill Development, LLC, its partner in developing gaming activities at the Monticello Raceway (the "Raceway") and other related entities. The agreement provides for us to acquire a 48 year ground lease on the Raceway and contiguous properties, together with all of Catskill's development and management rights with respect to the site and related gaming activities, in exchange for an 80.25% position in the Company's common stock.

Other

       William Hopson and Thomas P. Puccio, both directors of the Company are partners in law firms that provide legal services to Catskill Development, LLC. In 2001 and 2002, Catskill Development, LLC paid $628,335 and $625,000, respectively, to William Hopson's law firm. In 2001 and 2002, Catskill Development, LLC paid $302,370 and $354,476, respectively, to Thomas Puccio's law firm.

      Paul deBary, a director of the Company, provided management consulting and restructuring advice to the Company during 2002. The Company paid him 30,000 shares issued at a market price of $2.12 per share. On February 20, 2003, Paul deBary agreed to return 5,000 shares to the Company.

      All current transactions between the Company and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

      Stockholder Vote Required. If a quorum is present at the Meeting, either in person or by proxy, the affirmative vote of a plurality of the votes cast shall be sufficient to elect to the Board each nominee on the Company's slate of directors. Abstentions and broker non-votes will not be counted.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     FOR THE ELECTION TO THE
            BOARD OF DIRECTORS OF THE COMPANY OF EACH
                        OF THE NOMINEES.

                           PROPOSAL 2


    TO APPROVE A PROPOSAL TO ISSUE TO ROBERT BERMAN AND SCOTT KANIEWSKI PURSUANT TO THEIR RESPECTIVE EMPLOYMENT AGREEMENTS, AS
 AMENDED, OPTIONS TO PURCHASE, AT AN EXERCISE PRICE OF $2.12 PER SHARE, UP TO AN AGGREGATE OF AN ADDITIONAL 401,346 SHARES OF THE
                     COMPANY'S COMMON STOCK

Background

     On February 12, 2002, the Company entered into employment agreements with each of Robert Berman and Scott Kaniewski,
providing   for   annual  salaries  of  $300,000  and   $200,000,
respectively, (which is subject to deferral under certain circumstances) and options to purchase, at an exercise price of $17.49 per share, up to an aggregate of 95,016 shares of the Company's Common Stock, which number of shares are subject to increase to an aggregate of up to 295,689 upon shareholder approval.

     These options are granted to the individuals at $17.49 per share and vest over a three-year period. One third of the option shares vest eighteen months from the date of closing or September 12, 2003, an additional one third vests twenty-four months from the date of closing or March 12, 2004 and the balance fully vest on March 12, 2005.

     The granting of the option package was material to the inducement of Messrs. Berman and Kaniewski in the negotiations for their respective employment contracts. Their annual salaries are currently being deferred pursuant to the terms of the agreements. The option package includes an exercise price significantly higher than the current value of the Company's Common Stock and the options vest over a three year period.

      On January 9, 2003, the Board modified the employment agreements of each of Robert Berman and Scott Kaniewski. The modifications, among others, include the immediate vesting of the options granted to them under their respective employment agreements and a reduction in the exercise price to $2.12 per share. The Board determined that the purpose of the stock options were not being adequately achieved with respect to these employees holding unvested options that were exercisable at prices above current market value and that it was in the best interests of the Company and its shareholders that the Company retain and motivate such employees.

      The Company's Board of Directors believe the terms of their compensation agreement are no more liberal than market for similar types of compensation packages for similar type companies and are a benefit to the Company. Therefore the Board of Director recommends a vote for the proposal.

New Plan Benefits


                           Dollar Value       Number of Options
Name and Position          at $7.77 per
                              option
Robert A. Berman
Chairman and Chief          $1,559,229		   200,673
Executive Officer
Scott A. Kaniewski
Chief Financial Officer     $1,559,229		   200,673
and Director

Total                       $3,118,458		   401,346


Tax Treatment of Options
      No taxable income will be recognized by the option holder upon receipt of the option, and the Company will not be entitled to a tax deduction for such grant.

      Upon the exercise of the option, the option holder will include in taxable income for Federal income tax purposes the excess in value on the date of exercise of the shares acquired upon exercise of the option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder's holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

      The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income. However, under certain circumstances, the Company's ability to take the deduction may be limited under provisions set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). That section disallows a deduction by a publicly held corporation for compensation paid to certain employees (i.e., the chief executive officer and the four highest compensated officers as of the last day of the taxable year) for compensation for the taxable year in excess of $1 million. The rule does not apply to "qualified performance based compensation" that meets the requirements of Treasury regulations promulgated pursuant to Code Section 162(m). The options granted to Messrs. Berman and Kaniewski may not qualify for this exception.

      As  of February 20, 2003, the market value of these options
(closing price less option price) is as set forth in the table above and the expiration date of said options is February 8, 2007
(five years from the date of issuance).

     Stockholder Vote Required. If a quorum is present at the Meeting, either in person or by proxy, the affirmative vote of a majority of the votes cast shall be sufficient to approve the proposed grant of options to purchase up to 200,673 additional shares of the Company's Common Stock, at an exercise price of $2.12 per share, to each of Robert Berman and Scott Kaniewski pursuant to their employment agreements, as amended. Abstentions will have the same effect as votes against such proposal and broker non-votes will not be counted.




               THE BOARD OF DIRECTORS RECOMMENDS A
                    VOTE FOR THE APPROVAL OF
     THE GRANT TO EACH OF ROBERT BERMAN AND SCOTT KANIEWSKI
OPTIONS TO PURCHASE, AT AN EXERCISE PRICE OF $2.12 PER SHARE, UP
                               TO
   AN ADDITIONAL 200,673 SHARES OF THE COMPANY'S COMMON STOCK




                     EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are:

      Robert  A. Berman         Chairman of the Board  and  Chief
Executive Officer
       Scott  A.  Kaniewski        Chief  Financial  Officer  and
Treasurer
     Thomas W. Aro            Vice President and Secretary

      Information regarding the responsibilities of and the terms of the positions held by Robert A. Berman, Scott A. Kaniewski, and Thomas W. Aro are set forth on page 6 of this proxy statement in the text of Proposal 1.

Summary Compensation Table

      The following table sets forth all cash compensation for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 2002, 2001 and 2000, paid to the Company's current and prior Chief Executive Officer and two executive officers (collectively the "Named Executive Officers") whose total compensation exceeded $100,000 per annum. No other executive officers' compensation exceeded $100,000 during the above fiscal years.



                                                 Securities
                                     Restricted  Underlying
Name and Principal                   Stock       Options      All Other
Position            Year    Salary   Awards       /SARS       Compensation

Robert A. Berman (1) 2002   $263,150    --       95,016(2)          --
 Chairman of the     2001   $      0    --           --             --
 Board of Directors, 2000   $      0    --           --             --
 Chief Executive
 Officer and President

Scott A. Kaniewski(2)2002   $175,433    --       95,016(2)          --
 Chief Financial     2001          0    --           --             --
  Officer            2000          0    --           --             --

 Thomas W.  Aro      2002   $191,994    --           --             --
  Vice President and 2001   $215,000    --        4,000             --
  Secretary          2000   $206,500    --       42,000             --

Stanley S. Tollman(3)2002   $250,000    --           --             --
 Former Chairman of  2001   $250,000    --           --             --
 the Board of
 Directors           2000   $250,000    --       50,000             --


      (1) Robert A. Berman and Scott A, Kaniewski's salaries  are
currently  being  deferred  pursuant  to  the  terms   of   their
respective employment agreements.

      (2) Robert A. Berman and Scott A. Kaniewski were granted options to purchase, at an exercise price of $17.49 per share, up to an aggregate of 190,032 shares of the Company's Common Stock (which number of shares will be subject to increase to an aggregate of up to 591,378 upon shareholder approval). On January 9, 2003, the Board modified the employment agreements of each of Robert Berman and Scott Kaniewski. The modifications, among others, include the immediate vesting of the options under their respective employment agreements and a reduction in the exercise price to $2.12 per share. The Board determined that the purpose of the stock options were not being adequately achieved with respect to these employees holding unvested options that were exercisable at prices above current market value and that it was in the best interests of the Company and its shareholders that the Company retain and motivate such employees.

      (3) No portions of the cash salaries to which Stanley S. Tollman was entitled during the periods indicated had been paid; rather, the expense and liability had been accrued without interest. Mr. Tollman agreed to waive his right to receive any salary for the year 2002, 2001 and 2000.

Option/SAR Grants in Last Fiscal Year.

     The following table sets forth certain information regarding
Common Stock option grants made to the Named Executive Officers during 2002.


   Name       Number of    Percent of    Exercise     Expiration
              Securities      Total       or Base        Date
              Underlying  Options/SARs     Price
             Options/SAR   Granted to     ($/Sh)
              s Granted   Employees in
                 (#)       Fiscal Year

Robert A.     95,016(1)        50%        $17.49     February
Berman                                               12, 2007

Scott A.      95,016(1)        50%        $17.49     February
Kaniewski                                            12, 2007


  (1)  See footnote 2 on the summary compensation table above.

Aggregated  Options/SAR Exercises in Last Fiscal Year and  Fiscal
Year End Option/SAR Values

       The following table sets forth certain information regarding unexercised Common Stock options held by each of the Named Executive Officers as of December 31, 2002. None of the
Named Executive Officers exercised any Common Stock options during the fiscal year ended December 31, 2002:


                                            Number of Securities       Value of Unexercised
                                            Underlying Unexercised     In-the-Money Options at
                    Shares                Options at Fiscal Year End      Fiscal Year End (1)
                    Acquired     Value
                    On Exercise  Realized  Exercisable Unexercisable  Exercisable Unexercisable

Robert  A.  Berman      --         --          0         95,016             0           0
Scott A. Kaniewski      --         --          0         95,016             0           0
Thomas  W.   Aro        --         --     46,000             --             0           0


      In June 2001, November 2000 and December 1998, the Company determined that the purposes of the Company's stock option plans were not being adequately achieved with respect to those employees and consultants holding options that were exercisable at prices above current market value and that it was in the best interests of the Company and its shareholders that the Company retain and motivate such employees and consultants. Therefore, in order to provide such optionees the opportunity to exchange their above market value options for options exercisable at the current market value in 2001, 2000 and 1998, respectively, the Company cancelled all options that were outstanding under the 1998 and 1993 stock option plans at that time and reissued the options at an exercise price equal to the closing NASDAQ bid prices on the respective dates in July 2001, November 2000 and December 1998.

      The following table sets forth certain information with respect to all such cancellations and reissuances with respect to options held by any executive officer from March 19, 1993 (date of inception) through December 31, 2002:


                                  Number of                                          Length of
                                  Market                                             Original
                                  Securities    Price of     Exercise                Option Term
                                  Underlying    stock at      Price at               Remaining
                    Cancellation/ Options       time of       time of      New       at Date of
                    Reissuance    Cancelled/    Canceling/    Canceling/   Exercise  Canceling/
                    Date          Reissued      Reissuing     Reissuing    Price     Reissuing
Thomas   W.  Aro     12/12/98     60,000(1)    $1.063(1)      $   3.25(1) $1.063(1)   6 years
                     12/12/98    100,000(1)    $1.063(1)      $   2.00(1) $1.063(1)   6 years
                     10/12/00     75,000(1)    $1.375(1)      $   2.00(1) $1.375(1)   8 years
                     10/12/00    130,000(1)    $1.375(1)      $   4.25(1) $1.375(1)   8 years
                      6/13/01      6,000       $4.40          $10.63      $4.40       6 years
                      6/13/01     10,000       $4.40          $10.63      $4.40       6 years
                      6/13/01      5,500       $4.40          $13.75      $4.40       8 years
                      6/13/01      7,500       $4.40          $13.75      $4.40       8 years
                      6/13/01     13,000       $4.40          $13.75      $4.40       6 years


(1) Represents amounts and prices prior to 1-for-10 reverse split in June 2001.

       Compensation of Directors. On May 12, 1998, with shareholder approval granted in September 1999, the Board approved an annual compensation arrangement whereby each of the three outside directors will be entitled to receive $6,000 per annum plus options to purchase up to 2,500 shares, and an additional 1,500 shares for each committee served upon, of the Company's Common Stock at an exercise price equal to the current market price at the date the option is granted. In 2001, the Company granted to its outside directors options to purchase an aggregate amount of up to 16,500 shares of its Common Stock for the year 2001 at an exercise price of $4.40 per share, which options can be exercised at any time up to 2011. Similarly, in 1999 and 1998, the Company granted to its outside directors options to purchase an aggregate amount of up to 15,000 and 28,500 shares, respectively, of its Common Stock at an exercise price of $42.50 and $10.63, respectively, per share, which can be exercised any time up to 2009 and 2008, respectively. The amount granted in 1999 was for services to be rendered in the year 2000.

      The amount granted in 1998 consisted of options to purchase aggregate amounts of up to 13,500 and 15,000 shares for the 1998 and 1999 years of service, respectively. As compensation to its employee directors, the Company, per the plan, granted options to purchase an aggregate amount of up to 8,000 shares for the year 2001 at an exercise price of $4.40 per share and 9,500 shares for each of the years 2000 and 1999 at exercise prices of $42.50 and $10.63, respectively, per share. In 2002, the outside directors received no cash compensation, as their salaries were deferred. On January 9, 2003, the Board modified the exercise price for William Hopson and Paul deBary options to $2.12, increased the annual compensation for outside directors to $20,000 per year and granted 30,000 shares to Paul deBary for providing management consulting and restructuring advice to the Company. On February 20, 2003, Paul deBary agreed to return 5,000 shares to the Company. In addition, the Board approved a grant of options to purchase 15,000 shares of the Company's Common Stock to Thomas Puccio, Morad Tahbaz and Jay Holt at a price of $2.12. The Board also granted to the Directors options to purchase an aggregate amount of 30,500 shares of its Common Stock for the year 2003 at an exercise price of $2.12 per share, which options can be exercised at any time up to 2013.

Audit Fees and Other Fees

     Friedman, Alpren & Green advised the Audit Committee that it provided $245,773 of audit services and $20,868 of other services during the Company's fiscal year ended December 31, 2002. Other services included: (i) tax research and assistance; (ii) tax extension preparation; and (iii) out-of-pocket expenses. The Audit Committee has advised the full Board of Directors that it did not believe the Company's audit was impaired by Friedman, Alpren & Green' provision of such services. As a result, the Board of Directors believes that Friedman, Alpren & Green was an independent accountant with respect to the Company.


Financial Information Systems Design and Implementation Fees

     None


     Representatives from the Company's independent auditor are expected to be in attendance at the annual meeting and be available for questions. Shareholders will have the opportunity to make statements or ask questions and representatives from the Company will be available to answer their questions.

    Corporate Performance Graph. The following graph shows a comparison of cumulative total stockholders' returns from December 31, 1996 through December 31, 2002 for the Company, the Russell 2000 Index ("Russell") and the Dow Jones Entertainment and Leisure -- Casino Index ("DJ Casino"). The graph assumes the investment of $100 in shares of Common Stock, securities represented by the Russell Index or DJ Casino Index on December 31, 1996 and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock.

      Additional Information. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, Proxy Statements and other information with the Securities and Exchange Commission (the "SEC"). Proxy Statements, reports and other information can be inspected and copied at the public reference facilities of the SEC at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

       Any statement contained herein (or in a document incorporated by reference herein) shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any subsequently filed document that also is (or is deemed to be) incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy
Statement.    All  documents filed by  the  Company  pursuant  to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the respective dates of filing of such documents.

       The Company will provide, without charge, to each stockholder to whom this Proxy Statement is delivered and who so requests, a copy of any or all of the information that has been incorporated by reference in this Proxy Statement (exclusive of exhibits to such information unless such exhibits are specifically incorporated by reference into such information). Any such request should be made orally or in writing to Alpha Hospitality Corporation, Secretary, 707 Skokie Boulevard, Suite 600, Northbrook, IL, 60062, telephone (847) 418-3804. Within one business day of receipt of such a request, the Company will provide, by first class mail or other equally prompt means, a copy of the information as requested.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company's
Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc. Automated Quotation System. Specific due dates for these reports have been established. Based upon the Company's review of Forms 3, 4 and 5 and amendments thereto, if any, furnished to the Company under Rule 16a-3(e) during and with respect to the Company's most recent fiscal year and any written representations provided to the effect that no Form 5 is required, no person that, at any time during the Company's last fiscal year, was an officer, director or beneficial owner of more the 10 percent of the Company's Common Stock reported on any of the foregoing forms failed to file, on a timely basis, any reports required by Section 16(a) of the Exchange Act.

                      STOCKHOLDER PROPOSALS

      Stockholders' proposals intended to be presented at the Company's next Annual Meeting of Stockholders, pursuant to the provision of Rule 14a-8 promulgated under the Exchange Act, must be received at the Company's offices not later than October 23, 2003 for inclusion in the Company's Proxy Statement and form of proxy relating to that Meeting.

                       2001 ANNUAL REPORT

      As the Company chose not to hold an annual meeting in 2002, copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 were never distributed to stockholders. In light of this fact, any stockholder wishing to receive a copy of the Company's annual Report on Form 10-K for the fiscal year ended December 31, 2001 may obtain one, free of free of charge, by writing to the Company's Comptroller at c/o Alpha Hospitality Corporation, 707 Skokie Boulevard, Northbrook, IL 60062, or calling him at (847) 418-3804.

                  ALPHA HOSPITALITY CORPORATION

                      707 Skokie Boulevard
                            Suite 600
                      Northbrook, IL 60062

                        _________________

   This Proxy is Solicited on Behalf of the Board of Directors
                      _____________________

    The undersigned hereby appoints Robert Berman and Thomas W. Aro as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common Stock of Alpha Hospitality Corporation (the "Company") held of record by the undersigned February 14, 2003 at the Annual Meeting of Stockholders to be held on March 25, 2003 or any adjournment or postponement thereof.

Please specify your vote by checking the box to the left of your choice for each respective proposal.


     (1) To elect the following individuals as members to the Board of Directors of the Company:

               Robert A. Berman     FOR           WITHHOLD
               Thomas W. Aro        FOR           WITHHOLD
               Paul A. deBary       FOR           WITHHOLD
               William W. Hopson    FOR           WITHHOLD
               Scott A. Kaniewski   FOR           WITHHOLD
               Thomas P. Puccio     FOR           WITHHOLD
               Morad Tahbaz         FOR           WITHHOLD
               Jay A. Holt          FOR           WITHHOLD

     (2) To approve the proposal to grant options to purchase up to an aggregate of 200,673 additional shares of the Company's common stock, at an exercise price of $2.12 per share to each of Robert Berman and Scott Kaniewski pursuant their employment agreements, as amended.

                FOR           AGAINST       ABSTAIN

      This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the two Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY  USING
THE ENCLOSED ENVELOPE.

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


           __________________________________________
                            Signature


           __________________________________________
                    Signature if held jointly

Dated:                  , 2003